UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

Sunrun Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Bush Street, Suite 1400

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 29, 2020, Sunrun Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with SK E&S Co., Ltd. (the “Subscriber”).

Pursuant to the Subscription Agreement, the Company agreed to issue and sell an aggregate of 2,074,688 shares of its common stock, par value $0.0001 per share (the “Shares”), at a price per share of $36.15, for a purchase price equal to $74,999,971.20 (the “Offering”). The closing of the Offering is expected to occur in August 2020.

Pursuant to the Subscription Agreement, unless counsel has issued an opinion that the Subscriber is not an affiliate, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within six (6) months after the closing of the Offering for purposes of registering the resale of the Shares. The Company agreed to use its reasonable efforts to cause this registration statement to be declared effective as soon as practicable after the filing thereof. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Shares.

All of the Shares were offered and will be sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Regulation S.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement dated July 29, 2020, between Sunrun Inc. and SK E&S Co., Ltd.

99.1	Press Release dated July 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele
General Counsel

Date: July 30, 2020